                                                   Exhibit 23


                 Letterhead of Kenny S&P Evaluation Services
                    (a division of J.J. Kenny Co., Inc.)


                            December 17, 2001


Prudential Investment Management Services LLC
100 Mulberry Street
Gateway Center Three
Newark, New Jersey 07102


                  Re:   National Municipal Trust
                        Post-Effective Amendment No. 8
                        Series 163
                        ------------------------------

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-66106 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the references to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., as evaluator.

     In addition, we hereby confirm that the ratings indicated in the Registration Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database as of the date of the evaluation report.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                           Sincerely,



                                           Frank A. Ciccotto
                                           Frank A. Ciccotto
                                           Vice President

                                                        Exhibit 23


                Letterhead of Kenny S&P Evaluation Services
                   (a division of J.J. Kenny Co., Inc.)



                           December 17, 2001


Prudential Investment Management Services LLC
100 Mulberry Street
Gateway Center Three
Newark, New Jersey 07102


                   Re:   National Municipal Trust
                         Post-Effective Amendment No. 8
                         Multistate Series 61
                         ------------------------------

Gentlemen:

   We have examined the post-effective Amendment to the Registration Statement File No. 33-64252 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the references to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., as evaluator.

   In addition, we hereby confirm that the ratings indicated in the Registration Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database as of the date of the evaluation report.

   You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                               Sincerely,



                                               Frank A. Ciccotto
                                               Frank A. Ciccotto
                                               Vice President